Exhibit 99.1

Byrna Technologies Reports Strong Direct-to-Consumer Prime Day and July 4th Sales, Growth in Brick & Mortar Presence Underscores Omnichannel Growth Momentum

ANDOVER, Mass., July 23, 2025 - Byrna Technologies Inc. (“Byrna” or the “Company”) (Nasdaq: BYRN), a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions, today announced notable sales momentum across its e-commerce channels during Amazon’s Prime Day sale and the July 4th holiday promotional period on Byrna.com.

Amazon Prime Day sales increased 28% year-over-year, while Byrna.com sales during the July 4th period rose 18%. These recent results build on Byrna’s record Q2 2025 revenue of $28.5 million and reflect rising brand awareness and sustained year-over-year growth in consumer demand for Byrna’s products, including the newly released Compact Launcher (CL). While this year’s Prime Day ran for four days instead of the typical two, this growth highlights a broader trend in which Amazon.com sales are growing at a faster pace than Byrna.com sales.

This shift points to evolving consumer preferences and the growing traction Byrna is gaining on Amazon, which is playing an increasingly important role in the Company’s DTC and omnichannel strategy. In Q2 2023, Amazon represented just 12% of Byrna’s online sales. That share increased to 27% by the end of Q2 2025 and has reached 34% in Q3 2025 to date.

Byrna’s strong e-commerce performance is bolstered by Byrna’s ongoing expansion into big-box retailers. At the end of 2024, Byrna’s products were available in 289 chain store locations, a 74% increase from 166 locations offering Byrna at the end of 2023. With the recently announced additions to the big-box stores carrying Byrna, the Company expects to be in more than 500 retail chain locations by the end of Q3 2025 (August 31, 2025). Based on projections provided by these retailers, Byrna expects that number to grow to over 800 big-box locations by fiscal year-end 2025 (November 30, 2025), a 177% increase in just twelve months. This growing retail presence is expected to provide a powerful new growth engine in the second half of 2025 and beyond.

“Our strong performance during Prime Day and July 4th, and the growth of our dealer footprint reflects the sustained expansion of our total addressable market,” said Byrna CEO Bryan Ganz. “Demand across our direct-to-consumer channels remains strong, complemented by significant sales growth from our continued retail store expansion. We see that many of our customers are first visiting our website to find the nearest Byrna dealer where they can try the Byrna launcher before buying. With a 60% conversion ratio when people test fire the Byrna launcher, versus a 1.0% conversion ratio when people shop online, we expect to see sales in our Brick & Mortar locations grow more rapidly than DTC sales, particularly when it comes to first time customers. Together, our complementary DTC and retail channels are creating meaningful momentum as we enter the back half of the year.”

As Byrna advances its omnichannel presence, the Company remains focused on increasing brand visibility in the rapidly growing personal safety market. To support this effort, Byrna plans to further invest in television advertising and broaden its reach through additional partnerships with celebrity influencers.

About Byrna Technologies Inc.

Byrna is a technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions. For more information on the Company, please visit the corporate website here or the Company’s investor relations site here. The Company is the manufacturer of the Byrna® CL, Byrna® LE and Byrna® SD personal security devices, state-of-the-art handheld CO2 powered launchers designed to provide a less-lethal alternative to a firearm for the consumer, private security, and law enforcement markets. To purchase Byrna products, visit the Company’s e-commerce store.

Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the securities laws. All statements contained in this news release, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as "plans," "expects," "intends," "anticipates," and "believes" and statements that certain actions, events or results "may," "could," "would," "should," "might," "occur," or "be achieved," or "will be taken." Forward-looking statements include descriptions of currently occurring matters which may continue in the future. Forward-looking statements in this news release include but are not limited to our statements related to our expected sales during the second half of fiscal year 2025, trends in brand awareness and growth in consumer demand and preferences, demand for the Byrna CL, increasing sales through Amazon, expected numbers of and timeline for the growth of retail locations carrying Byrna products, the anticipated impact of potential growth in retail presence, the relative growth of brick-and-mortar sales compared to other sales channels, expectations for momentum in direct-to-consumer and retail sales, and expectations for future investments in television advertising and celebrity partnerships. Forward-looking statements are not, and cannot be, a guarantee of future results or events. Forward-looking statements are based on, among other things, opinions, assumptions, estimates, and analyses that, while considered reasonable by the Company at the date the forward-looking information is provided, inherently are subject to significant risks, uncertainties, contingencies, and other factors that may cause actual results and events to be materially different from those expressed or implied.

Any number of risk factors could affect our actual results and cause them to differ materially from those expressed or implied by the forward-looking statements in this news release, including, but not limited to, disappointing market responses to current or future products or services; prolonged, new, or exacerbated disruption of our supply chain; the further or prolonged disruption of new product development; production or distribution disruption or delays in entry or penetration of sales channels due to inventory constraints, competitive factors, increased transportation costs or interruptions, including due to weather, flooding or fires; prototype, parts and material shortages, particularly of parts sourced from limited or sole source providers; determinations by third party controlled distribution channels, including Amazon, not to carry or reduce inventory of the Company’s products; determinations by advertisers or social media platforms, or legislation that prevents or limits marketing of some or all Byrna products; the loss of marketing partners; increases in marketing expenditure may not yield expected revenue increases; potential cancellations of existing or future orders including as a result of any fulfillment delays, introduction of competing products, negative publicity, or other factors; product design or manufacturing defects or recalls; litigation, enforcement proceedings or other regulatory or legal developments; changes in consumer or political sentiment affecting product demand; regulatory factors including the impact of commerce and trade laws and regulations and the implementation or change in tariffs; and future restrictions on the Company’s cash resources, increased costs and other events that could potentially reduce demand for the Company’s products or result in order cancellations. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive; accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, ("Risk Factors") in the Company’s most recent Form 10-K and Part II, Item 1A (“Risk Factors”) in the Company’s most recent Form 10-Q, should understand it is impossible to predict or identify all such factors or risks, should not consider the foregoing list, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking information. The Company assumes no obligation to update or revise any forward-looking information, except as required by applicable law.

Investor Contact:

Tom Colton and Alec Wilson
Gateway Group, Inc.
949-574-3860
BYRN@gateway-grp.com